UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 9/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value

Common Stocks—98.6%

Consumer Discretionary—14.7%

Auto Components—2.0%
Dana Holding Corp.	3,803,510	$60,399,739

Automobiles—1.0%
Harley-Davidson, Inc.	559,858	30,736,204

Hotels, Restaurants & Leisure—3.2%
Brinker International, Inc.	950,110	50,042,294

Dunkin’ Brands Group, Inc.	1,035,685	50,748,565

		100,790,859

Household Durables—0.9%
Toll Brothers, Inc.[1]	801,529	27,444,353

Media—0.7%
IMAX Corp.[1]	674,223	22,781,995

Specialty Retail—5.9%
Foot Locker, Inc.	567,980	40,877,521

O’Reilly Automotive, Inc.[1]	184,810	46,202,500

Ross Stores, Inc.	983,980	47,693,511

Sally Beauty Holdings, Inc.[1]	2,066,530	49,080,087

		183,853,619

Textiles, Apparel & Luxury Goods—1.0%
PVH Corp.	310,781	31,681,015

Consumer Staples—5.6%

Beverages—2.3%
Coca-Cola Enterprises, Inc.	1,002,500	48,470,875

Molson Coors Brewing Co., Cl. B	291,411	24,192,941

		72,663,816

Food & Staples Retailing—0.5%
Rite Aid Corp.[1]	2,754,281	16,718,486

Food Products—2.2%
Flowers Foods, Inc.	2,727,161	67,469,963

Personal Products—0.6%
Nu Skin Enterprises, Inc., Cl. A	414,560	17,113,037

	Shares	Value

Energy—4.9%

Oil, Gas & Consumable Fuels—4.9%
Cameco Corp.	2,795,030	$34,015,515

Magellan Midstream Partners LP2	578,379	34,766,362

Noble Energy, Inc.	1,826,551	55,125,309

Western Refining, Inc.	644,900	28,452,988

		152,360,174

Financials—23.1%

Commercial Banks—1.8%
Comerica, Inc.	749,234	30,793,517

Huntington Bancshares, Inc.	2,359,253	25,008,082

		55,801,599

Consumer Finance—2.4%
Discover Financial Services	641,700	33,361,983

Navient Corp.	3,770,420	42,379,521

		75,741,504

Diversified Financial Services—2.8%
CME Group, Inc., Cl. A	950,934	88,189,619

Insurance—6.3%
Aflac, Inc.	555,080	32,266,800

FNF Group	2,774,580	98,414,353

XL Group plc, Cl. A	1,813,840	65,878,669

		196,559,822

Real Estate Investment Trusts (REITs)—9.8%
American Capital Agency Corp.	4,293,380	80,286,206

Digital Realty Trust, Inc.	892,703	58,311,360

Lamar Advertising Co., Cl. A	1,313,910	68,559,824

Mid-America Apartment Communities, Inc.	709,559	58,091,595

Outfront Media, Inc.	1,838,147	38,233,458

		303,482,443

Health Care—10.8%

Biotechnology—1.0%
BioMarin Pharmaceutical, Inc.[1]	182,980	19,271,453

1	OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Biotechnology (Continued)

Incyte Corp.[1]	99,820	$11,013,141

		30,284,594

Health Care Equipment & Supplies—2.3%
Boston Scientific Corp.[1]	4,367,530	71,671,167

Health Care Providers & Services—5.5%
Centene Corp.[1]	760,814	41,258,943

Envision Healthcare Holdings, Inc.[1]	1,122,380	41,292,360

HealthSouth Corp.	796,054	30,544,592

Universal Health Services, Inc., Cl. B	455,109	56,802,155

		169,898,050

Pharmaceuticals—2.0%
Akorn, Inc.[1]	614,960	17,529,435

Mallinckrodt plc[1]	389,100	24,879,054

Mylan NV1	518,730	20,884,070

		63,292,559

Industrials—14.6%

Aerospace & Defense—2.6%
L-3 Communications Holdings, Inc.	774,040	80,902,661

Airlines—2.1%
Spirit Airlines, Inc.[1]	1,388,020	65,653,346

Commercial Services & Supplies—3.2%
Tyco International plc	1,385,637	46,363,414

Waste Connections, Inc.	1,122,658	54,538,726

		100,902,140

Machinery—0.8%
Xylem, Inc.	733,770	24,104,344

Professional Services—3.5%
Nielsen Holdings plc	964,980	42,912,660

Robert Half International, Inc.	1,258,430	64,381,279

		107,293,939

Road & Rail—2.4%
Genesee & Wyoming, Inc., Cl. A1	1,252,600	74,003,608

	Shares	Value

Information Technology—11.0%

Internet Software & Services—0.7%
Pandora Media, Inc.[1]	1,068,390	$22,799,442

IT Services—1.8%
Amdocs Ltd.	610,735	34,738,607

Xerox Corp.	2,174,990	21,162,652

		55,901,259

Semiconductors & Semiconductor Equipment—2.4%
Applied Materials, Inc.	1,622,280	23,831,293

Cavium, Inc.[1]	369,383	22,669,035

Skyworks Solutions, Inc.	326,894	27,527,744

		74,028,072

Software—4.9%
Fortinet, Inc.[1]	780,111	33,139,115

Guidewire Software, Inc.[1]	887,692	46,674,845

PTC, Inc.[1]	884,144	28,062,731

ServiceNow, Inc.[1]	366,690	25,466,621

Splunk, Inc.[1]	343,040	18,987,264

		152,330,576

Technology Hardware, Storage & Peripherals—1.2%
Western Digital Corp.	486,432	38,642,158

Materials—7.8%

Chemicals—3.6%
Eastman Chemical Co.	963,200	62,338,304

International Flavors & Fragrances, Inc.	481,670	49,737,244

		112,075,548

Containers & Packaging—1.0%
Packaging Corp. of America	535,812	32,234,450

Metals & Mining—3.2%
Alcoa, Inc.	3,644,830	35,209,058

Franco-Nevada Corp.	1,470,087	64,713,230

		99,922,288

2	OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

	Shares	Value

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.7%
Zayo Group
Holdings, Inc.[1]	832,981	$21,124,398

Utilities—5.4%

Electric Utilities—1.5%
ALLETE, Inc.	924,940	46,700,220

Gas Utilities—0.7%
AmeriGas Partners LP2	495,315	20,570,432

Multi-Utilities—2.7%
Consolidated Edison, Inc.	510,300	34,113,555

PG&E Corp.	923,980	48,786,144

		82,899,699

Water Utilities—0.5%
Aqua America, Inc.	633,002	16,755,563

Total Common Stocks (Cost $2,928,461,977)		3,067,778,760

	Shares	Value

Investment Company—2.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $90,756,500)	90,756,500	$90,756,500

Total Investments, at Value (Cost $3,019,218,477)	101.5%	3,158,535,260

Net Other Assets (Liabilities)	(1.5)	(45,667,710)

Net Assets	100.0%	$3,112,867,550

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2015	Gross Additions	Gross Reductions	Shares September 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	119,672,700	419,325,051	448,241,251	90,756,500

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$90,756,500	$31,322

3	OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

 Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the

4	OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

5	OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

6	OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$457,687,784	$—	$—	$457,687,784
Consumer Staples	173,965,302	—	—	173,965,302
Energy	152,360,174	—	—	152,360,174
Financials	719,774,987	—	—	719,774,987
Health Care	335,146,370	—	—	335,146,370
Industrials	452,860,038	—	—	452,860,038
Information Technology	343,701,507	—	—	343,701,507
Materials	244,232,286	—	—	244,232,286
Telecommunication Services	21,124,398	—	—	21,124,398
Utilities	166,925,914	—	—	166,925,914
Investment Company	90,756,500	—	—	90,756,500

Total Assets	$3,158,535,260	$—	$—	$3,158,535,260

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

7	OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

8	OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,032,303,812

Gross unrealized appreciation	$445,930,458
Gross unrealized depreciation	(319,699,010)

Net unrealized appreciation	$126,231,448

9	OPPENHEIMER MAIN STREET MID CAP FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015